SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25137 (Commission File Number)	91-1608052 (IRS Employer Identification No.)

6222 185th Avenue NE Redmond, Washington (Address of Principal Executive Offices)	98052 (Zip Code)

(425) 702-8808 (Registrant’s Telephone Number, Including Area Code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated April 23, 2003, announcing preliminary results for the quarter ended March 31, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.    REGULATION FD DISCLOSURE

The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as contemplated by SEC Release Nos. 33-8176 and 33-8216.

On April 23, 2003, Concur Technologies, Inc. issued a press release announcing its preliminary financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

By:	/s/ JOHN F. ADAIR
John F. Adair
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 23, 2003

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release dated April 23, 2003 announcing preliminary results for the quarter ended March 31, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.